UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2024

Focus Impact BH3 Acquisition Company
(Exact name of registrant as specified in its charter)

Delaware	001-40868	86-2249068
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, 33rd Floor, New York, NY	10105
(Address of principal executive offices)	(Zip Code)

(212) 213-0243
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Warrant	BHACU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	BHAC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	BHACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Business Combination Agreement

Focus Impact BH3 Acquisition Company (“BHAC”) is a blank check company incorporated in Delaware and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On March 11, 2024, BHAC entered into a Business Combination Agreement (the “Business Combination Agreement”) with Focus Impact BH3 Newco, Inc., a Delaware corporation and wholly owned subsidiary of BHAC (“NewCo”), Focus Impact BH3 Merger Sub I, LLC, a Delaware limited liability company and wholly owned subsidiary of NewCo (“Merger Sub 1”), Focus Impact BH3 Merger Sub II, Inc., a Delaware corporation and wholly owned subsidiary of NewCo (“Merger Sub 2”), and XCF Global Capital, Inc., a Nevada corporation (“XCF”). Pursuant to the Business Combination Agreement, and subject to the terms and conditions contained therein, the business combination will be effected in two steps: (a) BHAC will merge with and into Merger Sub 1 (the “NewCo Merger”), with Merger Sub 1 being the surviving entity of the NewCo Merger as a wholly owned subsidiary of NewCo; and (b) immediately following the NewCo Merger, Merger Sub 2 will merge with and into XCF (the “Company Merger” and, together with the NewCo Merger and all other transactions contemplated by the Business Combination Agreement, the “Business Combination”), with XCF being the surviving corporation of the Company Merger as a wholly owned subsidiary of NewCo. As a result of the Business Combination, NewCo will become a new publicly-traded company.

The Business Combination; Consideration

The Business Combination Agreement provides that, among other things and upon the terms and subject to the conditions thereof, the following transactions will occur:

(i)
BHAC will merge with and into Merger Sub 1, with Merger Sub 1 being the surviving entity of the NewCo Merger as a direct wholly owned subsidiary of NewCo, and (x) each share of BHAC’s Class A common stock, par value $0.0001 per share (“BHAC Class A Common Stock”) outstanding immediately prior to the effectiveness of the NewCo Merger will be converted into the right to receive one share of NewCo’s Class A common stock, par value $0.0001 per share (“NewCo Common Stock”), (y) each share of BHAC’s Class B common stock, par value $0.0001 per share (“BHAC Class B Common Stock”), outstanding immediately prior to the effectiveness of the NewCo Merger will be converted into the right to receive one share of NewCo Common Stock, and (z) each warrant of BHAC outstanding immediately prior to the effectiveness of the NewCo Merger will be converted into the right to receive one warrant of NewCo (the “NewCo Warrants”), with NewCo assuming BHAC’s rights and obligations under the existing warrant agreement; and

(ii)
immediately following the NewCo Merger, Merger Sub 2 will merge with and into XCF, with XCF being the surviving corporation of the Company Merger as a direct wholly owned subsidiary of NewCo, and each share of common stock of XCF outstanding immediately prior to the effectiveness of the Company Merger will be converted into the right to receive shares of NewCo Common Stock determined in accordance with the Business Combination Agreement based on a pre-money equity value of XCF of $1,750,000,000, subject to adjustments for net debt and transaction expenses, and a price of $10.00 per share of NewCo Common Stock.

Conditions to Closing

The Business Combination Agreement is subject to the satisfaction or waiver of certain customary closing conditions, including, among others, (a) approval of the Business Combination and related agreements and transactions by the BHAC stockholders and the XCF stockholders, (b) effectiveness of the proxy / registration statement on Form S-4 (the “Registration Statement”) to be filed by BHAC and NewCo in connection with the Business Combination, (c) expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act, (d) receipt of approval for listing on the New York Stock Exchange (“NYSE”) or The Nasdaq Stock Market LLC (“Nasdaq”), as applicable, the shares of NewCo Common Stock to be issued in connection with the Business Combination, and (e) the absence of any order, law or other legal restraint or prohibition preventing the consummation of the Business Combination in effect. Other conditions to XCF’s obligations to consummate the Business Combination include, among others, (i) the accuracy of the representations and warranties of BHAC as of the closing of the Business Combination (the “Closing”), (ii) the performance or compliance of each BHAC covenant in all material respects at or prior to the Closing and (iii) receipt of a certificate signed by a BHAC authorized officer certifying the satisfaction of the preceding clauses (i) and (ii). Other conditions to BHAC’s obligations to consummate the Business Combination include, among others, (v) closing of the acquisition of New Rise Renewables, LLC and New Rise SAF Renewables Limited Liability Company (collectively, “New Rise”), (w) entry into an amended and restated supply and offtake agreement with a key supplier or another party (the “Key Agreement”) on terms and conditions reasonably satisfactory to BHAC, (x) the accuracy of the representations and warranties of XCF as of the Closing, (y) the performance or compliance of each XCF covenant in all material respects at or prior to the Closing and (z) receipt of a certificate signed by an XCF authorized officer certifying the satisfaction of the preceding clauses (x) and (y).

Covenants

The Business Combination Agreement contains covenants, including, among others, providing for (i) XCF to conduct its business in the ordinary course in all material respects through the Closing, (ii) the parties to not initiate any negotiations or enter into any agreements for certain alternative transactions, (iii) XCF to prepare and deliver to BHAC certain audited and unaudited consolidated financial statements of XCF, (iv) BHAC and NewCo to prepare, with the assistance of XCF, and BHAC and NewCo to file, the Registration Statement and take certain other actions to obtain the requisite approval of BHAC stockholders of certain proposals regarding the Business Combination, and (v) the parties to use reasonable best efforts to obtain necessary approvals from governmental agencies.

Representations and Warranties

The Business Combination Agreement contains customary representations and warranties by BHAC and XCF for transactions of this type regarding themselves and their respective businesses. The representations and warranties of the respective parties to the Business Combination Agreement will not survive the Closing of the Business Combination.

Termination

The Business Combination Agreement contains certain termination rights for both BHAC and XCF including, among others, that the Business Combination Agreement may be terminated at any time prior to the Closing (i) by mutual written consent of BHAC and XCF, (ii) by written notice from either BHAC or XCF to the other if certain approvals of the BHAC stockholders, to the extent required under the Business Combination Agreement, are not obtained as set forth therein, (iii) by written notice from BHAC, if certain approvals of the XCF stockholders are not obtained within two (2) business days after the Registration Statement is declared effective, (iv) by written notice from BHAC if the Key Agreement is not entered into by a specified date or a key supplier exercises certain rights under the Key Agreement in connection with the Business Combination and (v) by either BHAC or XCF in certain other circumstances set forth in the Business Combination Agreement, including, among others, (a) if the Closing is permanently enjoined, restrained or prohibited by the terms of a final, non-appealable governmental order, (b) in the event of certain uncured breaches by the other party, (c) if the BHAC stockholders do not approve the Business Combination or (d) if the Closing has not occurred on or prior to September 11, 2024 (the “Termination Date”), provided that the Termination Date will be automatically extended to November 11, 2024 if the Registration Statement is not declared effective on or prior to September 11, 2024.

Certain Related Agreements

 Sponsor Letter Agreement

On March 11, 2024, concurrently with the execution and delivery of the Business Combination Agreement, BHAC entered into a Sponsor Letter Agreement (the “Sponsor Letter Agreement”), with Focus Impact BHAC Sponsor, LLC (the “Sponsor”) and NewCo, pursuant to which the Sponsor has unconditionally and irrevocably agreed to, among other things: (a) vote at any meeting of the stockholders of BHAC, and in any action by written resolution of the stockholders of BHAC, all of the shares of BHAC Class B Common Stock held by the Sponsor to approve the Business Combination and all related transactions and proposals; (b) vote against any proposal, action or agreement that would result in a breach of any of BHAC’s covenants, representations, warranties or other obligations or agreements under the Business Combination Agreement; and (c) waive any rights to adjustment or other anti-dilution or similar protections with respect to the rate at which the shares of BHAC Class B Common Stock held by the Sponsor will convert into other shares of capital stock of BHAC or shares of NewCo Common Stock in connection with the Business Combination and related transactions; in each case, on the terms and subject to the conditions set forth in the Sponsor Letter Agreement.

Pursuant to the Sponsor Letter Agreement, the Sponsor also agreed to, among other things, certain lock-up restrictions with respect to the shares of NewCo Common Stock until the earlier of (i) 12 months following the Closing and (y) the date on which NewCo completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of NewCo’s stockholders having the right to exchange their equity for cash, securities or other property, subject to certain exceptions; provided that such lock-up restrictions will lapse prior to their expiration upon the occurrence of certain events, including the closing price of the shares of NewCo Common Stock equaling or exceeding $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period commencing at least 150 days after the Closing.

Support Agreements
On March 11, 2024, concurrently with the execution and delivery of the Business Combination Agreement, BHAC, NewCo and XCF entered into Company Support Agreements (collectively, the “Support Agreements”) with (i) Randy Soule, majority stakeholder of New Rise, and his affiliated entity (the “Soule Support Agreement”), (ii) GL Part SPV I, LLC, an existing XCF stockholder and New Rise equityholder (the “GL Support Agreement”), (iii) certain XCF stockholders (the “Company Support Agreement”) and (iv) certain members of XCF management (the “Management Support Agreement”). Pursuant to the Support Agreements, certain XCF stockholders and New Rise equityholders agreed to, among other things, vote to adopt and approve the Business Combination Agreement and all other documents and transactions contemplated thereby, in each case, subject to the terms and conditions of the Support Agreements, and vote against any alternative transaction, business combination or agreement that is intended to, or would reasonably be expected to, impede, interfere with, delay, postpone, adversely affect or prevent the Closing of the Business Combination or the Support Agreements or result in a breach of any covenant, representation, warranty or any other obligation or agreement thereunder.

Pursuant to the Support Agreements, certain XCF and New Rise stockholders also agreed to, among other things, (a) to the extent required or applicable, vote or provide consent for purposes of authorizing and approving the Business Combination or the Business Combination Agreement, (b) when any meeting of XCF stockholders is held, appear at such meeting or otherwise cause the XCF stockholder’s Covered Shares (as defined in the applicable Support Agreements) to be counted as present thereat for purposes of calculating a quorum, or respond to the request by XCF for written consent, as applicable, (c) vote or provide consent in any other circumstances upon which a consent or other approval is required under XCF’s organizational documents (as applicable) and (d) not transfer any Covered Shares through the Closing. Notwithstanding the foregoing, the Soule Support Agreement and the GL Support Agreement provide that unless and until XCF or BHAC obtains not less than $50 million in additional financing following the execution and delivery of the Business Combination Agreement, such parties may transfer any direct or indirect equity interests in New Rise in an aggregate amount of up to the lesser of (x) 15% of such parties’ equity interests in New Rise and (y) $100 million, in the case of Randy Soule and his affiliated entity, or $50 million, in the case of GL Part SPV I, LLC.

Pursuant to the Support Agreements:

(i)
the members of XCF management party to the Management Support Agreements have also agreed that they will not transfer shares of NewCo Common Stock held by such parties until the earlier of (x) twelve months after the Closing  and (y) the date on which NewCo (or its successor) completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of NewCo’s (or such successor’s) stockholders having the right to exchange their securities for cash, securities or other property; provided that such transfer restrictions will lapse prior to their expiration upon the occurrence of certain events, including the closing price of the shares of NewCo Common Stock equaling or exceeding $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period commencing at least 150 days after the Closing;

(ii)
each of the XCF stockholders party to the Company Support Agreements and the party to the GL Support Agreement have also agreed that with respect to 90% of shares of NewCo Common Stock held by such parties (the “Lock-up Shares”), they will not transfer such Lock-up Shares until the earlier of (x) twelve months after the Closing and (y) the date on which NewCo (or its successor) completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of NewCo’s (or such successor’s) stockholders having the right to exchange their securities for cash, securities or other property; provided that such transfer restrictions will lapse prior to their expiration upon the occurrence of certain events, including the closing price of the shares of NewCo Common Stock equaling or exceeding $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period commencing at least 150 days after the Closing; provided, further, that such parties may transfer (A) on or after 90 days following the first quarterly earnings release published following the Closing, 10% of the Lock-up Shares, (B) on or after 180 days following the closing date of the Business Combination, 30% of the Lock-up Shares and (C) on or after 360 days following the closing date of the Business Combination, 60% of the Lock-up Shares; and

(iii)	the Soule Support Agreement does not contain any lock-up restrictions following the Closing.

The foregoing descriptions of each of the Business Combination Agreement, the Sponsor Letter Agreement, the Soule Support Agreement, the GL Support Agreement, the form of Company Support Agreement and the form of Management Support Agreement (collectively, the “Transaction Documents”) are not complete and are subject to and qualified in their entirety by reference to the Business Combination Agreement, the Sponsor Letter Agreement, the Soule Support Agreement, the GL Support Agreement, the form of Company Support Agreement and the form of Management Support Agreement, copies of which are filed with this Current Report on Form 8-K as Exhibit 2.1, Exhibit 10.1 and Exhibit 10.2, Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5, respectively, and the terms of which are incorporated by reference herein.

The Transaction Documents have each been included to provide investors with information regarding its terms. They are not intended to provide any other factual information about BHAC, NewCo or any of their respective affiliates. The representations, warranties, covenants and agreements contained in the Transaction Documents and the other documents related thereto were made only for purposes of the Transaction Documents or such other agreement (as applicable) as of the specific dates therein, were solely for the benefit of the parties to the Transaction Documents, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Transaction Documents instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Public investors are not third-party beneficiaries under the Transaction Documents and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Transaction Documents, as applicable, which subsequent information may or may not be fully reflected in the BHAC’s or NewCo’s public disclosures.

Item 7.01	Regulation FD Disclosure.

On March 12, 2024, BHAC and XCF issued a joint press release (the “Joint Press Release”) announcing the execution of the Business Combination Agreement. The Joint Press Release is attached hereto as Exhibit 99.1.

Attached as Exhibit 99.2 and Exhibit 99.3, respectively, is the investor presentation and investor fact sheet to be used by BHAC and XCF in meetings with potential investors and other parties in connection with the Business Combination.

The information in this Item 7.01, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of BHAC under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. These forward-looking statements, including, without limitation, BHAC’s and XCF’s expectations with respect to future performance and anticipated financial impacts of the Business Combination and the acquisitions of New Rise Renewables, LLC and New Rise SAF Renewables Limited Liability Company (collectively, “New Rise”), estimates and forecasts of other financial and performance metrics, projections of market opportunity and market share, the satisfaction of the closing conditions to the Business Combination and the New Rise acquisitions and the timing of the Closing of the Business Combination and the New Rise acquisitions, are subject to risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Focus Impact BH3 and its management, and XCF and its management, as the case may be, are inherently uncertain and subject to material change. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) changes in domestic and foreign business, market, financial, political, and legal conditions; (2) the amount of redemptions by Focus Impact BH3’s public stockholders in connection with the Business Combination; (3) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any agreements with respect to the Business Combination or the New Rise acquisitions or with regard to the Company’s offtake arrangements; (4) the outcome of any legal proceedings that may be instituted against BHAC, XCF, NewCo or others; (5) the inability of the parties to successfully or timely close the Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect NewCo or the expected benefits of the Business Combination or that the approval of stockholders is not obtained; (6) changes to the proposed structure of the proposed transactions that may be required or appropriate as a result of applicable laws or regulations; (7) the inability of XCF to successfully or timely consummate the New Rise acquisitions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect NewCo or the expected benefits of the Business Combination; (8) the ability to meet stock exchange listing standards following the Closing of the Business Combination; (9) the ability of XCF to integrate the operations of New Rise and implement its business plan on its anticipated timeline, including the inability to launch operations in the New Rise plant in Reno, Nevada in the near future; (10) the risk that the proposed transactions disrupt current plans and operations of BHAC or XCF as a result of the announcement and Closing of the proposed transactions; (11) the ability to recognize the anticipated benefits of the proposed transactions, which may be affected by, among other things, competition, the ability of NewCo to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (12) costs related to the proposed transactions; (13) changes in applicable laws or regulations; (14) risks related to extensive regulation, compliance obligations and rigorous enforcement by federal, state, and non-U.S. governmental authorities; (15) the possibility that BHAC, XCF or NewCo may be adversely affected by other economic, business, and/or competitive factors; (16) the availability of tax credits and other federal, state or local government support (17) risks relating to XCF’s and New Rise’s key intellectual property rights; and (18) various factors beyond management’s control, including general economic conditions and other risks, uncertainties and factors set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the final prospectus relating to the initial public offering of BHAC, dated October 4, 2021, and other filings with the SEC, including the registration statement on Form S-4 to be filed with the SEC by BHAC or a successor entity in connection with the transaction (the “Registration Statement”). If any of the risks actually occur, either alone or in combination with other events or circumstances, or BHAC’s or XCF’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that BHAC or XCF does not presently know or that it currently believes are not material that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect BHAC’s or XCF’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. These forward-looking statements should not be relied upon as representing BHAC’s or XCF’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements. While BHAC or XCF may elect to update these forward-looking statements at some point in the future, BHAC and XCF specifically disclaim any obligation to do so.

Additional Information about the Proposed Business Combination and Where to Find It

In connection with the Business Combination, BHAC and XCF intend to prepare, and BHAC (or NewCo) intends to file with the SEC the Registration Statement containing a prospectus with respect to the securities to be issued in connection with the Business Combination, a proxy statement with respect to the stockholders’ meeting of BHAC to vote on the Business Combination and certain other related documents. Investors, securityholders and other interested persons are urged to read, when available, the preliminary proxy statement/prospectus in connection with BHAC’s solicitation of proxies for its special meeting of stockholders to be held to approve the Business Combination (and related matters) and general amendments thereto and the definitive proxy statement/prospectus because the proxy statement/prospectus will contain important information about BHAC, XCF and the Business Combination. When available, BHAC will mail the definitive proxy statement/prospectus and other relevant documents to its stockholders as of a record date to be established for voting on the Business Combination. This Current Report on Form 8-K is not a substitute for the Registration Statement, the definitive proxy statement/prospectus or any other document that BHAC will send to its stockholders in connection with the Business Combination. Once the Registration Statement is declared effective, copies of the Registration Statement, including the definitive proxy statement/prospectus and other documents filed by BHAC, XCF or a newly formed successor entity with the SEC, may be obtained, free of charge, by directing a request to Focus Impact BH3 Acquisition Company, 1345 Avenue of the Americas, 33rd Floor, New York, NY 10105. The preliminary and definitive proxy statement/prospectus to be included in the Registration Statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

BHAC, NewCo and each of their directors, executive officers and other members of management may be deemed to be participants in the solicitation of proxies of BHAC’s stockholders in connection with the Business Combination under SEC rules. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of BHAC’s stockholders in connection with the Business Combination will be in the Registration Statement and the proxy statement/prospectus included therein, when it is filed with the SEC. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of BHAC’s directors and officers in BHAC’s filings with the SEC and such information will also be in the Registration Statement to be filed with the SEC, which will include the proxy statement/prospectus of BHAC for the Business Combination.

XCF and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of BHAC in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the proxy statement/prospectus of BHAC for the Business Combination when available.

No Offer or Solicitation

This Current Report on Form 8-K relates to the Business Combination and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom, and otherwise in accordance with applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1*	Business Combination Agreement dated as of March 11, 2024
10.1	Sponsor Letter Agreement dated as of March 11, 2024
10.2	Soule Support Agreement dated as of March 11, 2024
10.3	GL Support Agreement dated as of March 11, 2024
10.4	Form of Company Support Agreement
10.5	Form of Management Support Agreement
99.1	Joint Press Release dated as of March 12, 2024
99.2	Investor Presentation, dated March 2024
99.3	Investor Fact Sheet

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

 * Certain schedules to this Exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. BHAC hereby agrees to hereby furnish supplementally a copy of all omitted schedules to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 12, 2024

FOCUS IMPACT BH3 ACQUISITION COMPANY

By:	/s/ Carl Stanton
Name:	Carl Stanton
Title:	Chief Executive Officer